SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of March 28, 2005, amends certain provisions of the Credit Agreement dated as of August 25, 2003, as amended by a First Amendment to Credit Agreement dated as of July 14, 2004 (as so amended, and as further amended from time to time prior to the date hereof, the "Existing Credit Agreement") by and among Monitronics International, Inc., a Texas corporation (the "Borrower"), the Lenders from time to time party thereto, Fleet National Bank, a Bank of America company, as Administrative Agent for the Credit Parties, and Bank of America, N.A., as Syndication Agent for the Credit Parties.

W I T N E S S E T H:

WHEREAS, the Borrower has requested that the Credit Parties agree to certain amendments to the Existing Credit Agreement; and

WHEREAS, upon and subject to the terms hereof, in accordance with Section 11.1 of the Credit Agreement (as defined below), the Credit Parties hereby agree to the amendments to the Existing Credit Agreement specified herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

  DEFINITIONS AND RULES OF INTERPRETATION

  Each capitalized term that is used herein and is defined in the Existing Credit Agreement shall have the meaning specified therein unless such term is otherwise defined herein. In addition, the rules of interpretation set forth in Section 1.3 of the Existing Credit Agreement apply herein. As used herein, the term "Credit Agreement" shall mean the Existing Credit Agreement as amended by and through the date hereof, including by this Amendment, and as further amended, restated, modified, supplemented and/or extended from time to time. This Amendment is a Loan Document.

  AMENDMENTS, ETC.

    Amendment to Schedules. The following Schedules amend, replace and supersede the corresponding Schedules attached to the Existing Credit Agreement:

Schedule 1.1	Commitments
Schedule 4.3	Consents
Schedule 4.5(a)	Properties
Schedule 4.5(b)	Intellectual Property
Schedule 4.6	Proceedings
Schedule 4.8	Material Agreements and Licenses
Schedule 4.12	Taxes
Schedule 4.13	Ownership of the Borrower and its Subsidiaries
Schedule 4.16	Insurance
Schedule 4.20	Depository and Other Accounts

    Amendments to Section 1.1. Section 1.1 of the Existing Credit Agreement is hereby amended as follows:

        Additional Definitions. The following definitions are hereby added to Section 1.1 of the Credit Agreement in alphabetical order:

        "'Lead Arranger' means Banc of America Securities LLC"

        "'Second Amendment Closing Date' shall mean the date upon which the Second Amendment to Credit Agreement among the Borrower and the Credit Parties shall have been executed by each of the parties thereto and all conditions set forth in Section 3.3 of such Second Amendment to Credit Agreement have been satisfied or waived."

        Amendment to Definition of "Applicable Margin". The definition of the term "Applicable Margin" is hereby amended and restated as follows:

        "'Applicable Margin' means:

        (a) at all times during which the applicable period set forth below is in effect, (i) with respect to Revolving Loans consisting of Base Rate Advances, the percentage set forth below under the heading "Revolving Loan Base Rate Margin" and adjacent to such applicable period, (ii) with respect to Revolving Loans consisting of Eurodollar Advances, the percentage set forth below under the heading "Revolving Loan Eurodollar Margin" and adjacent to such applicable period, (iii)  with respect to Term Loans consisting of Base Rate Advances, the percentage set forth below under the heading "Term Loan Base Rate Margin" and adjacent to such applicable period, and (iv) with respect to Term Loans consisting of Eurodollar Advances, the percentage set forth below under the heading "Term Loan Eurodollar Margin" and adjacent to such applicable period:

Period	Revolving Loan Base Rate Margin	Revolving Loan Eurodollar Margin	Term Loan Base Rate Margin	Term Loan Eurodollar Margin
When the Total Leverage Ratio is greater than or equal to 3.25:1.00	2.25%	3.25%	2.75%	3.75%
When the Total Leverage Ratio is greater than or equal to 3.00:1.00 but less than 3.25:1.00	2.00%	3.00%	2.75%	3.75%
When the Total Leverage Ratio is greater than or equal to 2.75:1.00 but less than 3.00:1.00	1.75%	2.75%	2.75%	3.75%
When the Total Leverage Ratio is less than 2.75:1.00	1.50%	2.50%	2.50%	3.50%

      provided that if the Borrower fails to deliver in a timely manner any Compliance Certificate, from the date on which such Compliance Certificate was to have been delivered in accordance with Section 7.1 until the date such Compliance Certificate is actually delivered, the Applicable Margins with respect to Revolving Loans and Term Loans shall be the highest margins specified in the table above; and

      (b) with respect to Incremental Term Loans and Incremental Revolving Loans, the Incremental Margin to be added to the Base Rate or Eurodollar Rate, as the case may be, as agreed upon by the Borrower and the Lender or Lenders providing the Incremental Term Loan Commitment and/or Incremental Revolving Loan Commitment relating thereto as provided in Section 2.4."

      Amendment to Definition of "Commitment Fee Percentage". The definition of the term "Commitment Fee Percentage" is hereby amended and restated as follows:

      "'Commitment Fee Percentage' means fifty basis points."

      Amendment to Definition of "Joint Lead Arrangers". The definition of the term "Joint Lead Arrangers" is hereby deleted in its entirety.

      Amendment to Definition of "Option Plans". The definition of the term "Option Plans" is hereby amended and restated as follows:

    "'Option Plans' means (i) the Borrower's 1999 Stock Option Plan, dated November 3, 1999, which provides for the issuance of up to 150,000 shares of Class A Common Stock, (ii) the Borrower's 2001 Stock Option Plan, dated April 27, 2001, which provides for the issuance of up to 250,000 shares of Class A Common Stock, and (iii) the Borrower's 2005 Stock Option Plan, dated March 28, 2005, which provides for the issuance of up to 1,350,000 shares of Class A Common Stock."

    Amendment to Section 2.5(b)(i). Section 2.5(b)(i) of the Existing Credit Agreement is hereby amended by deleting the section in its entirety and inserting in lieu thereof the phrase "Intentionally omitted".

    Amendment to Section 4.6. Section 4.6 of the Existing Credit Agreement is hereby amended by deleting each reference to the term "First Amendment Closing Date" appearing therein and inserting in lieu thereof the term "Second Amendment Closing Date".

    Amendment to Section 4.8(a). Section 4.8(a) of the Existing Credit Agreement is hereby amended by deleting the term "First Amendment Closing Date" appearing therein and inserting in lieu thereof the term "Second Amendment Closing Date".

    Amendment to Section 4.13(a). Section 4.13(a) of the Existing Credit Agreement is hereby amended by deleting the term "Effective Date" appearing therein and inserting in lieu thereof the term "Second Amendment Closing Date".

    Amendment to Section 4.16. Section 4.16 of the Existing Credit Agreement is hereby amended by deleting each reference to the term "Effective Date" appearing therein and inserting in lieu thereof the term "Second Amendment Closing Date".

    Amendment to Section 4.21. Section 4.21 of the Existing Credit Agreement is hereby amended by deleting the term "Effective Date" appearing therein and inserting in lieu thereof the term "Second Amendment Closing Date".

    Amendment to Section 8.3(b)(ii). Section 8.3(b)(ii) of the Existing Credit Agreement is hereby amended by deleting the word "management" therefrom and adding after the word "employees" the following: ", directors and consultants".

    Amendment to Section 8.7(f). Section 8.7(f) of the Existing Credit Agreement is hereby amended by adding the phrase "or the Hull Family Limited Partnership" immediately after "James R. Hull."

    Amendment to Section 8.16. Section 8.16(b) of the Existing Credit Agreement is hereby amended by deleting the ratio "2.15:1.00" appearing therein and inserting in lieu thereof the ratio "2.25:1.00".

    Amendment to Section 8.17. Section 8.17 of the Existing Credit Agreement is hereby amended by adding after the phrase "Four Million Nine Hundred Thousand Dollars ($4,900,000) in any such fiscal year" the phrase "; provided, further, that notwithstanding the foregoing, for the fiscal year ending June 30, 2005, the Borrower and its Subsidiaries may make Capital Expenditures in an aggregate amount up to Six Million Dollars ($6,000,000).

    Amendment to Section 11.4(a). Section 11.4(a) of the Existing Credit Agreement is hereby amended by deleting the term "Joint Lead Arrangers" appearing therein and inserting in lieu thereof the term "Lead Arranger".

  REPRESENTATIONS AND WARRANTIES, COVENANTS, CONDITIONS PRECEDENT, ETC.

    Confirmation of Representations, Warranties and Covenants, Etc. The Borrower, by execution of this Amendment, certifies to the Credit Parties that:

      Each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, as if fully set forth in this Amendment and that, as of the date hereof, no Default or Event of Default has occurred and is continuing under the Credit Agreement or any other Loan Document;

      The Borrower is in compliance in all material respects with all of the terms and provisions set forth in the Credit Agreement on its part to be observed or performed on or prior to the date of this Amendment; and

      Since December 31, 2004, there has been no change in the assets or liabilities or in the financial or other condition of the Borrower or any of its Subsidiaries that could have a Material Adverse effect.

    Authorization, Validity and Enforceability. This Amendment has been duly authorized, executed and delivered by the Borrower and constitutes, and the Credit Agreement, and each of the other Loan Documents, as amended by and through the date hereof, constitute, legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of rights of creditors generally and except to the extent that enforcement of rights and remedies set forth therein may be limited by equitable principles (regardless of whether enforcement is considered in a court of law or a proceeding in equity).

    Conditions Precedent. Prior to or concurrently with the execution of this Amendment, and as a condition to the obligation of the Credit Parties to execute this Amendment:

      The Administrative Agent shall have received a certificate, dated the Second Amendment Closing Date, of the Secretary of the Borrower:

        attaching a true and complete copy of the resolutions of its Board of Directors and of all other documents evidencing all necessary corporate action (in form and substance satisfactory to the Administrative Agent) taken to authorize the execution, delivery and performance of this Amendment and each of the other documents and instruments contemplated hereby;

        setting forth the incumbency of its officers who are authorized to and who sign this Amendment, including therein a signature specimen of such officers; and

        attaching a certificate of good standing of the Secretary of State of the jurisdiction of its formation.

      The Credit Parties shall have received all fees and other amounts due and payable to the Credit Parties, and their respective Affiliates, under the Credit Agreement, the other Loan Documents or any separate letter agreement or other arrangement(s) among the Borrower and the Administrative Agent and Syndication Agent to the extent that such fees or other amounts are payable on or prior to the Second Amendment Closing Date, including, to the extent invoiced with reasonable detail, reimbursement or payment of the fees and disbursements of Special Counsel and all other out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

      No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein or by the other Loan Documents shall have been issued by any Governmental Authority against the Borrower, the Administrative Agent or any Lender.

      The Administrative Agent shall have received all other information and documents which the Administrative Agent or its counsel may reasonably have requested in connection with the transactions contemplated by this Amendment, such information and documents where appropriate to be certified by one of the Borrower's officers or a Governmental Authority.

  Section 3.4. Conditions Subsequent. The effectiveness of the amendments stated herein are subject to the fulfillment, unless waived by the Administrative Agent, of each of the conditions subsequent set forth below:

  (a) Within 30 days of the date hereof, Administrative Agent shall have received an Account Control Agreement (or an amendment to the existing Account Control Agreement dated August 25, 2003 among Borrower, Administrative Agent and Bank One, NA) with respect to the Borrower's Merchant Card Account, account number 638478198, maintained with Bank One, NA in form and substance reasonably satisfactory to Administrative Agent.

  MISCELLANEOUS PROVISIONS

    Survival. Except as expressly provided herein, this Amendment does not constitute a waiver of or amendment to any provision of the Existing Credit Agreement or any of the other Loan Documents and does not affect any other term, condition or provision of the Existing Credit Agreement or any of the other Loan Documents, each of which shall continue in full force and effect.

    Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of New York (without giving effect to the principles thereof relating to conflicts of law).

    Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, including facsimile counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

    Headings. The headings of the several Articles, Sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

MONITRONICS INTERNATIONAL, INC.

By: /s/ Michael R. Meyers

Name: Michael R. Meyers

Title: Vice President & CFO

FLEET NATIONAL BANK

as Administrative Agent

and Lender

By: /s/ John F. Lynch

Name: John F. Lynch

Title: Senior Vice President

BANK OF AMERICA, N.A.,

as Syndication Agent

and Lender

By: /s/ John F. Lynch

Name: John F. Lynch

Title: Senior Vice President

[Counterpart signature pages of Lenders follow]

LENDER:

LASALLE BANK, N.A.

By: _/s/ Jessica Richardson

Name: Jessica Richardson

Title: First Vice President

[Counterpart Signature Page to Second Amendment to Credit Agreement]

LENDER:

U.S. BANK NATIONAL ASSOCIATION

By: _/s/ Gail F. Scannell

Name: Gail F. Scannell

Title: Vice President

[Counterpart Signature Page to Second Amendment to Credit Agreement]

LENDER:

UNION BANK OF CALIFORNIA, N.A.

By: _/s/ Matthew R. Krajniak

Name: Matthew R. Krajniak

Title: Assistant Vice President

[Counterpart Signature Page to Second Amendment to Credit Agreement]

LENDER:

JPMORGAN CHASE BANK, N.A.

By: _/s/ Sharon Ellis

Name: Sharon Ellis

Title: Senior Vice President

[Counterpart Signature Page to Second Amendment to Credit Agreement]

LENDER:

NATIONAL CITY BANK

By: _/s/ David M. Denlinger

Name: David M. Denlinger

Title: Vice President

[Counterpart Signature Page to Second Amendment to Credit Agreement]

LENDER:

KEYBANK NATIONAL ASSOCIATION

By: _/s/ Joanne K. Bramanti

Name: Joanne K. Bramanti

Title: Senior Vice President

[Counterpart Signature Page to Second Amendment to Credit Agreement]

LENDER:

TEXAS CAPITAL BANK, N.A.

By: _/s/ Paul Howell

Name: Paul Howell

Title: Senior Vice President

[Counterpart Signature Page to Second Amendment to Credit Agreement]

LENDER:

SEMINOLE FUNDING, L.L.C.

By: _/s/ Meredith J. Koslick

Name: Meredith J. Koslick

Title: Assistant Vice President

[Counterpart Signature Page to Second Amendment to Credit Agreement]

LENDER:

MERRILL LYNCH CAPITAL

A division of Merrill Lynch Business Financial Services, Inc.

By: _/s/ Kelli O'Connell

Name: Kelli O'Connell

Title: Vice President

[Counterpart Signature Page to Second Amendment to Credit Agreement]

LENDER:

APEX (TRIMARAN) CDO I, LTD.

By Trimaran Advisors, L.L.C.

By: _/s/ David M. Milison

Name: David M. Millison

Title: Managing Director

[Counterpart Signature Page to Second Amendment to Credit Agreement]

LENDER:

SAWGRASS TRADING, L.L.C.

By: _/s/ Meredith J. Koslick

Name: Meredith J. Koslick

Title: Assistant Vice President

[Counterpart Signature Page to Second Amendment to Credit Agreement]

LENDER:

HARCH CLO II LIMITED

By: _/s/ Michael E. Lewitt

Name: Michael E. Lewitt

Title: Authorized Signatory

[Counterpart Signature Page to Second Amendment to Credit Agreement]

LENDER:

GSC PARTNERS GEMINI FUND LIMITED

By: GSCP (NJ), L.P., as Collateral Monitor

By: GSCP (NJ), Inc., its General Partner

By: _/s/ Seth Katzenstein

Name: Seth Katzenstein

Title: Authorized Signatory

GSC PARTNERS CDO FUND IV, LIMITED

By: GSCP (NJ), L.P., as Collateral Monitor

By: _/s/ Seth Katzenstein

Name: Seth Katzenstein

Title: Authorized Signatory

[Counterpart Signature Page to Second Amendment to Credit Agreement]

LENDER:

SUNAMERICA LIFE INSURANCE COMPANY

By: AIG Global Investment Corp.

As Investment Adviser

By: _/s/ John G. Lapham, III

Name: John G. Lapham, III

Title: Managing Director

[Counterpart Signature Page to Second Amendment to Credit Agreement]

LENDER:

GALAXY CLO 1999-1, LTD.

By: AIG Global Investment Corp.

As Collateral Manager

By: _/s/ John G. Lapham, III

Name: John G. Lapham, III

Title: Managing Director

[Counterpart Signature Page to Second Amendment to Credit Agreement]

LENDER:

GALAXY CLO 2003-1, LTD.

By: AIG Global Investment Corp.

As Investment Adviser

By: _/s/ John G. Lapham, III

Name: John G. Lapham, III

Title: Managing Director

[Counterpart Signature Page to Second Amendment to Credit Agreement]

LENDER:

KZH SOLEIL, LLC

By: _/s/ Hi Hua

Name: Hi Hua

Title: Authorized Agent

[Counterpart Signature Page to Second Amendment to Credit Agreement]

LENDER:

KZH SOLEIL-2 LLC

By: _/s/ Hi Hua

Name: Hi Hua

Title: Authorized Agent

[Counterpart Signature Page to Second Amendment to Credit Agreement]

LENDER:

ARCHIMEDES FUNDING III, LTD.

By: ING Capital Advisors LLC, as Collateral Manager

By: _/s/ Gordon R. Cook

Name: Gordon R. Cook

Title: Managing Director

ARCHIMEDES FUNDING IV (CAYMAN), LTD.

By: ING Capital Advisors LLC, as Collateral Manager

By: _/s/ Gordon R. Cook

Name: Gordon R. Cook

Title: Managing Director

ENDURANCE CLO I, LTD

By: ING Capital Advisors LLC, as Portfolio Manager

By: _/s/ Gordon R. Cook

Name: Gordon R. Cook

Title: Managing Director

NEMEAN CLO, LTD.

By: ING Capital Advisors LLC, as Investment Manager

By: _/s/ Gordon R. Cook

Name: Gordon R. Cook

Title: Managing Director

SEQUILS-ING I (HBDGM), LTD.

By: ING Capital Advisors LLC, as Collateral Manager

By: _/s/ Gordon R. Cook

Name: Gordon R. Cook

Title: Managing Director

ING-ORYX CLO, LTD.

By: ING Capital Advisors LLC, as Collateral Manager

By: _/s/ Gordon R. Cook

Name: Gordon R. Cook

Title: Managing Director

[Counterpart Signature Page to Second Amendment to Credit Agreement]

LENDER:

FOUR CORNERS CLO 2005-I, Ltd.

By: Four Corners Capital Management, LLC

As Collateral Manager

By: _/s/ Dean F. Valentine

Name: Dean F. Valentine

Title: Vice President

[Counterpart Signature Page to Second Amendment to Credit Agreement]

LENDER:

FIRST TRUST/FOUR CORNERS SENIOR

FLOATING RATE INCOME FUND II

By: Four Corners Capital Management, LLC

As Sub-Adviser

By: _/s/ Dean F. Valentine

Name: Dean F. Valentine

Title: Vice President

[Counterpart Signature Page to Second Amendment to Credit Agreement]

LENDER:

FORTRESS PORTFOLIO TRUST

By: Four Corners Capital Management, LLC

As Investment Manager

By: _/s/ Dean F. Valentine

Name: Dean F. Valentine

Title: Vice President

[Counterpart Signature Page to Second Amendment to Credit Agreement]

LENDER:

SECURITY INCOME FUND-INCOME

OPPORTUNITY SERIES

By: Four Corners Capital Management, LLC

As Sub-Adviser

By: _/s/ Dean F. Valentine

Name: Dean F. Valentine

Title: Vice President

[Counterpart Signature Page to Second Amendment to Credit Agreement]

LENDER:

FIRST TRUST/FOUR CORNERS SENIOR

FLOATING RATE INCOME FUND

By: Four Corners Capital Management, LLC

As Sub-Adviser

By: _/s/ Dean F. Valentine

Name: Dean F. Valentine

Title: Vice President

[Counterpart Signature Page to Second Amendment to Credit Agreement]

LENDER:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By: DB Services New Jersey, Inc.

By: _/s/ Edward Schaffer

Name: Edward Schaffer

Title: Vice President

[Counterpart Signature Page to Second Amendment to Credit Agreement]

LENDER:

NEWSTAR FINANCIAL INC.

By: _/s/ P. Emery Covington

Name: P. Emery Covington

Title: Director Portfolio Management

[Counterpart Signature Page to Second Amendment to Credit Agreement]